File: SRA(N).TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Not Covered By ERISA
IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan.

It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition

Instructions  for filling  out the  application

1.  Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all information and sign where indicated.
CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.
Standard SRA (Non-ERISA) 9/97
Application for TIAA and CREF
SUPPLEMENTAL Retirement Annuity Contracts
(FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. K

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of . 2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This application is for contracts issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3N (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (Non-ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                                 File: CASRAN.TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Not Covered By ERISA
IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan.

It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (CA) Instructions for filling out the application

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation You
can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all information and sign where indicated.
CREF certificates are distributed by TIAA-CREF Individual & Institutional Services.
Standard SRA (Non-ERISA) 9/97 CA
Application for TIAA and CREF
SUPPLEMENTAL Retirement Annuity Contracts
(FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. K

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number

Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This application is for contracts issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3N (10/95)  CA

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (Non-ERISA) 9/97 CA

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                                 File: FLSRAN.TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Not Covered By ERISA

IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan.

It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.) Instructions for filling out the application

1.  Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all information and sign where indicated. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard SRA (Non-ERISA) 9/97 FLA. Application for TIAA and CREF SUPPLEMENTAL Retirement Annuity Contracts (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. K

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This application is for contracts issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3N (10/95) FLA.
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (Non-ERISA) 9/97 FLA.

                                                 File: SRA(N).TXT

APPLICATION

For TIAA-CREF Supplemental
Retirement Annuity Contracts

FOR PLANS NOT COVERED BY ERISA

IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition Instructions for filling out the application

1. PERSONAL INFORMATION
Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.
     We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. YOUR PREMIUM ALLOCATION
You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.
     You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. YOUR DESIGNATION OF BENEFICIARY
If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

     If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.
     If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4.  NOTE:
Please read all information and sign where indicated.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Standard SRA (Non-ERISA)  9/97

APPLICATION FOR TIAA AND CREF SUPPLEMENTAL RETIREMENT ANNUITY CONTRACTS (FOR PLANS NOT COVERED BY ERISA)

PLEASE  TYPE OR  PRINT IN INK AND  PROVIDE  ALL INFORMATION  REQUESTED.

K

1. PERSONAL INFORMATION

Last Name         First              Middle      n Mr. n   Mrs. n Ms.  n Other

Mailing Address       Street        City      State      Zip Code

Daytime Telephone Number      Sex       Date of Birth     Social Security Number

Spouse's Name ( ) n M     n F       Mo. Day Yr.

Employing Institution Campus/Branch Job Title/Position

Existing Contracts    Will these annuity contracts replace an existing annuity
from another company?   n Yes   n No

From what company?                                   Contract Number

Your Retirement Income Starting Date   The first day of (Month)

(Year)               , or at the age of .

2. Your Premium Allocation

TIAA    TIAA   CREF    CREF    CREF     CREF     CREF     CREF     CREF    CREF

Traditional  Real Estate   Stock   Money Market   Social Choice   Bond Market

Global Equities   Growth    Equity Index       Inflation-Linked Bond
%     %     %     %     %     %      %       %      %      %      =      100%

3. YOUR DESIGNATION OF BENEFICIARY

Name(s) of Primary Beneficiary(ies)      Relationship to You      Date of Birth

Social Security Number      Name(s) of Contingent Beneficiary(ies)

Relationship to You       Date of Birth        Social Security Number

4. This application is for contracts issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.
     You cannot assign or take loans from these contracts. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.
     Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.
     CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.
     I HAVE READ AND UNDERSTOOD ALL PROVISIONS OF THIS APPLICATION. I HAVE RECEIVED A CURRENT CREF PROSPECTUS AND A CURRENT REAL ESTATE ACCOUNT PROSPECTUS.

SIGNED        DATE

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. [ ] Code

1210.2.3N (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

o knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

o knowingly include in their application or statement of claim any materially false or misleading information; and/or

o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages. New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note:

Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (Non-ERISA) 9/97